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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 18, 1997, related to the financial statements of Bank Compensation Strategies Group as of December 31, 1996 and December 31, 1995, and for the years then ended. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

                                               /s/ MCGLADREY & PULLEN, LLP
                                            ------------------------------------
                                                  MCGLADREY & PULLEN, LLP

Minneapolis, Minnesota
June 12, 1998